SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: February 24, 2003

NUVELO, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-22873	36-3855489

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

670 Almanor Avenue, Sunnyvale, California 94085

(Address of Principal Executive Offices) (Zip Code)

(408) 524-8100

(Registrant’s telephone number, including area code)

Hyseq, Inc.

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5.    OTHER EVENTS

                The text of a press release dated February 24, 2003 is attached to this report as Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)    Exhibit

99.1	Press Release, dated February 24, 2003

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVELO, INC. (Registrant)

	By:	/s/ Peter S. Garcia

Peter S. Garcia Senior Vice President and Chief Financial Officer
Dated: February 24, 2003

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release, dated February 24, 2003